                                                                      EXHIBIT 24

                               POWER OF ATTORNEY

     Pursuant to the requirements of the Securities Act of 1933, this Power of Attorney has been signed by the following persons in the capacities and on the dates indicated. By so signing, each of the undersigned, in his or her capacity as a director or officer, or both, as the case may be, of BankBoston Corporation (the "Corporation"), does hereby appoint Charles K. Gifford, William M. Crozier, Jr., Henrique de Campos Meirelles, Kathleen M. McGillycuddy, Robert T. Jefferson and Gary A. Spiess, and each of them severally, or if more than one acts, a majority of them, his or her true and lawful attorneys or attorney to execute in his or her name, place and stead, in his or her capacity as a director or officer or both, as the case may be, of the Corporation, the Registration Statement on Form S-4 to be filed with the Securities and Exchange Commission (the "Commission") with respect to the shares of the Corporation's Common Stock, par value $1.50 per share, to be issued in connection with the Corporation's proposed acquisition of Pacific National Corporation, and any and all amendments to said Registration Statement and all instruments necessary or incidental in connection therewith, and to file the same with the Commission. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of each of the undersigned, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises as fully and to all intents and purposes as each of the undersigned might or could do in person, hereby ratifying and approving the acts of said attorneys and each of them.

                SIGNATURE                                 TITLE                      DATE
------------------------------------------  ---------------------------------  ----------------

         /s/  CHARLES K. GIFFORD            Chief Executive Officer and          August 1, 1997
------------------------------------------  Director (Chief Executive
           (Charles K. Gifford)             Officer)
       /s/  WILLIAM M. CROZIER, JR.         Chairman of the Board of             August 1, 1997
------------------------------------------  Directors and Director
        (William M. Crozier, Jr.)

    /s/  HENRIQUE DE CAMPOS MEIRELLES       President and Chief Operating        August 1, 1997
------------------------------------------  Officer and Director
      (Henrique de Campos Meirelles)

         /s/  SUSANNAH M. SWIHART           Executive Vice President, Chief      August 1, 1997
------------------------------------------  Financial Officer, and Treasurer
          (Susannah M. Swihart)             (Chief Financial Officer)

         /s/  ROBERT T. JEFFERSON           Comptroller (Chief Accounting        August 1, 1997
------------------------------------------  Officer)
          (Robert T. Jefferson)

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
                SIGNATURE                                 TITLE                      DATE
------------------------------------------  ---------------------------------  ----------------


            /s/  WAYNE A. BUDD                          Director                 August 1, 1997
------------------------------------------
             (Wayne A. Budd)

        /s/  JOHN A. CERVIERI JR.                       Director                 August 1, 1997
------------------------------------------
          (John A. Cervieri Jr.)

         /s/  WILLIAM F. CONNELL                        Director                 August 1, 1997
------------------------------------------
           (William F. Connell)

         /s/  GARY L. COUNTRYMAN                        Director                 August 1, 1997
------------------------------------------
           (Gary L. Countryman)

          /s/  ALICE F. EMERSON                         Director                 August 1, 1997
------------------------------------------
            (Alice F. Emerson)

            /s/  THOMAS J. MAY                          Director                 August 1, 1997
------------------------------------------
             (Thomas J. May)

          /s/  DONALD F. MCHENRY                        Director                 August 1, 1997
------------------------------------------
           (Donald F. McHenry)

           /s/  PAUL C. O'BRIEN                         Director                 August 1, 1997
------------------------------------------
            (Paul C. O'Brien)

           /s/  THOMAS R. PIPER                         Director                 August 1, 1997
------------------------------------------
            (Thomas R. Piper)

         /s/  FRANCENE S. RODGERS                       Director                 August 1, 1997
------------------------------------------
          (Francene S. Rodgers)

            /s/  JOHN W. ROWE                           Director                 August 1, 1997
------------------------------------------
              (John W. Rowe)

           /s/  GLEN P. STREHLE                         Director                 August 1, 1997
------------------------------------------
            (Glenn P. Strehle)

        /s/  WILLIAM C. VAN FAASEN                      Director                 August 1, 1997
------------------------------------------
         (William C. Van Faasen)

          /s/  THOMAS B. WHEELER                        Director                 August 1, 1997
------------------------------------------
           (Thomas B. Wheeler)

           /s/  ALFRED M. ZEIEN                         Director                 August 1, 1997
------------------------------------------
            (Alfred M. Zeien)